                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT:  SEPTEMBER 27, 1996


                     DAYTON HUDSON RECEIVABLES CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Minnesota
                                   ---------
                 (State or other jurisdiction of incorporation)



        0-26930                                        41-1812153
        -------                                        ----------
(Commission File Number)               (I.R.S. Employer Identification Number)



                     Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                 (612)370-6530
              (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 11 Pages
                      The Exhibit Index Appears on Page 3
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Item 5:  Other Events
- ---------------------

The Monthly Servicer's Certificate for the Monthly Period ended August 31, 1996, and the Monthly Certificateholders' Statement for the Monthly Period ended August 31, 1996, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on September 20, 1996, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on September 25, 1996.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                       SIGNATURES
                                       ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 27, 1996

                                       DAYTON HUDSON RECEIVABLES CORPORATION


                                       By:     /s/ Stephen C. Kowalke

                                       Name:   Stephen C. Kowalke
                                       Title:  Vice President and Treasurer
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                                 EXHIBIT INDEX
                                 -------------
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                                                                  SEQUENTIALLY
EXHIBIT NUMBER                        DESCRIPTION                 NUMBERED PAGE
- --------------                        ------------                --------------

          20.1              Monthly Servicer's Certificate for           4
                            the Monthly Period ended August 31,
                            1996.

          20.2              Monthly Certificateholders'                  6
                            Statement for the Monthly Period
                            ended August 31, 1996.

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